EXHIBIT 24

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ ROBERT J. BERNHARD
Robert J. Bernhard
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ FRANKLIN R. CHANG DIAZ
Franklin R. Chang Diaz
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ BRUNO V. DI LEO ALLEN
Bruno V. Di Leo Allen
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ STEPHEN B. DOBBS
Stephen B. Dobbs
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ ROBERT K. HERDMAN
Robert K. Herdman
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ ALEXIS M. HERMAN
Alexis M. Herman
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ THOMAS J. LYNCH
Thomas J. Lynch
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ WILLIAM I. MILLER
William I. Miller
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ GEORGIA R. NELSON
Georgia R. Nelson
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ KIMBERLY A. NELSON
Kimberly A. Nelson
Director

CUMMINS INC.
2020 Form 10-K
POWER OF ATTORNEY
I hereby legally appoint each of Mark A. Smith and Christopher C. Clulow as my attorneys-in-fact and agents, with full power of substitution and re-substitution, to sign on my behalf the Annual Report on Form 10-K, and any and all amendments thereto, of Cummins Inc. (the “Company”) for the Company’s year ended December 31, 2020 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to do anything else that said attorneys-in-fact and agents or any of them, or his or her substitute or substitutes, may lawfully do or cause to be done consistent herewith.

Dated:	February 10, 2021	/s/ KAREN H. QUINTOS
Karen H. Quintos
Director